Exhibit 99.1

Contact:

Dan Madden

VP Finance & Investor Relations

+1-408-428-7929

dmadden@symmetricom.com

Symmetricom Reports Fourth Quarter and

Fiscal Year 2012 Financial Results

Company Achieves Record Q4 Revenues of $62.6 million

Strong Earnings and Cash Flow Performance

•	Net revenue of $62.6 million in fiscal Q4’12

•	GAAP net income of $4.0 million, or $0.09 per share

•	Non-GAAP net income of $5.2 million, or $0.12 per share

•	Free Cash Flow of $10.9 million

SAN JOSE, Calif. — August 8, 2012 — Symmetricom, Inc. (NASDAQ:SYMM), a worldwide leader in precision time and frequency technologies, today reported financial results for its fourth quarter and fiscal year 2012 ended July 1, 2012.

Net revenue for the fourth quarter of fiscal 2012 was $62.6 million, a year-over-year increase of $1.9 million, driven by strong performance overall in the Government and Enterprise business and continued strength in PackeTime® for wireless and Ethernet backhaul deployments. Symmetricom reported net income of $4.0 million, or $0.09 per share, for the fourth quarter of fiscal 2012, compared to a net loss of $1.3 million, or $0.03 per share, in the fourth quarter of fiscal 2011.

Non-GAAP net income for the fourth quarter of fiscal 2012 was $5.2 million, or $0.12 per share, compared to $5.4 million, or $0.12 per share, reported for the fourth quarter of fiscal 2011.

Net revenue for fiscal 2012 was $237.7 million, compared to $208.1 million for fiscal 2011. Symmetricom reported net income of $11.4 million, or $0.27 per share, in fiscal 2012, compared to net income of $1.4 million, or $0.03 per share, in fiscal 2011. Non-GAAP net income for fiscal 2012 was $16.8 million, or $0.39 per share, compared to $17.7 million, or $0.40 per share, reported for the prior year.

Cash, cash equivalents and short-term investments totaled $66.9 million as of July 1, 2012, an increase of $5.4 million from the $61.5 million reported as of April 1, 2012, reflecting strong cash inflows from operations, offset by approximately $6.0 million in stock repurchases during the fourth quarter of fiscal 2012. Net cash generated from operating activities in the fourth quarter was approximately $12.2 million, driven by a sequential decrease in inventories, as compared to the prior quarter. After subtracting approximately $1.4 million of property, plant and equipment purchases, free cash flow was approximately $10.9 million.

Symmetricom Reports Fourth Quarter and Fiscal Year 2012 Financial Results

August 8, 2012

“We had another quarter of solid earnings, as we delivered revenue growth and generated strong cash flow. Our Government and Enterprise business delivered robust growth overall, driven primarily by solid government programs and Quantum™ SA.45s Chip Scale Atomic Clock (CSAC) revenue. In Communications, we continued to grow our PackeTime® revenue for wireless and Ethernet backhaul networks,” said Dave Côté, president and chief executive officer of Symmetricom. “We are expanding our reach in new and existing vertical markets with our industry-leading Quantum™ CSAC and PackeTime® solutions, further diversifying our product and customer base. Looking forward to fiscal 2013, our primary focus will be on ramping new products. Our diverse product portfolio and geographic footprint is a key differentiator for Symmetricom as we face a challenging macro-economic environment in the near-term. With a strong competitive position supported by a wide range of timing technologies, we are well positioned for future growth.”

Business Results

Revenue in the Communications Business in the fourth quarter of fiscal 2012 was $32.8 million, compared to $35.2 million reported in the fourth quarter of fiscal 2011. Revenue in the Government and Enterprise Business in the fourth quarter of fiscal 2012 was $29.8 million, compared to $25.5 million reported in the fourth quarter of fiscal 2011.

First Quarter 2013 Guidance

Symmetricom’s guidance for the first quarter of fiscal 2013 is as follows:

•	Net revenue is expected to be in the range of $55 million to $61 million

•	GAAP earnings per share is expected to be in the range of $0.01 to $0.07

•	Non-GAAP earnings per share is expected to be in the range of $0.05 to $0.10

A reconciliation of GAAP and non-GAAP guidance is provided at the end of this press release.

Investor Conference Call

As previously announced, management will hold a conference call to discuss these results today, at 1:30 p.m. Pacific Time. Investors are invited to join the conference call by dialing +1-517-308-9149 and referencing “Symmetricom.” A live webcast will also be available on the investor relations section of the company’s website at www.symmetricom.com. An audio replay will be available for one week and can be accessed by dialing +1-203-369-0530.

About Symmetricom, Inc.

Symmetricom (NASDAQ:SYMM), a world leader in precise time solutions, sets the world’s standard for time. The company generates, distributes and applies precise time for the communications, aerospace/defense, IT infrastructure and metrology industries. Symmetricom’s customers, from communications service providers and network equipment manufacturers to governments and their suppliers worldwide, are able to build more reliable networks and systems by using the company’s advanced timing technologies, atomic clocks, services and solutions. All products support today’s precise timing standards, including GPS-based timing, IEEE 1588 (PTP), Network Time Protocol (NTP), Synchronous Ethernet and DOCSIS® timing. Symmetricom is based in San Jose, California, with offices worldwide. For more information, visit: http://www.symmetricom.com or join the dialogue at http://www.twitter.com/symmetricom.

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Symmetricom Reports Fourth Quarter and Fiscal Year 2012 Financial Results

August 8, 2012

Non-GAAP Information

Certain non-GAAP financial information is included in this press release. In the reconciliation of GAAP to non-GAAP results, Symmetricom excludes certain items related to non-cash equity-based compensation, amortization of intangible assets, restructuring charges, and manufacturing transition costs and non-cash income tax expenses for valuation allowances against deferred tax assets that the company does not consider indicative of its ongoing performance. The income tax effect after these non-GAAP adjustments is determined based upon Symmetricom’s estimate of its annual non-GAAP effective tax rate excluding these non-GAAP adjustments. Symmetricom believes that excluding such items provides investors, analysts and management with a representation of the Company’s core operating performance and with information useful in assessing, in conjunction with GAAP results, underlying trends in operating performance. Management uses such non-GAAP information to evaluate financial results and to establish operational goals. Non-GAAP information should not be considered superior to or as a substitute for data prepared in accordance with GAAP. A reconciliation of the non-GAAP results to the GAAP results is provided in the financial schedules portion of this press release.

Free cash flow is defined as net cash provided by or used in operating activities minus purchases of property, plant and equipment. Symmetricom believes this metric provides useful information to its investors, analysts, and management about the level of cash generated by or used in normal business operations, including the use of cash for the purchase of property, plant and equipment. Management also views it as a measure of cash available to pay debt and return cash to stockholders. Free cash flow is not a GAAP financial measure and should not be considered superior to or a substitute for operating cash flow or other cash flow data prepared in accordance with GAAP.

Safe Harbor

This press release contains forward-looking information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and is subject to the safe harbor created by those sections. These forward-looking statements include statements concerning first quarter fiscal 2013 guidance and future performance, expectations regarding positioning for future growth, ramping of new products, diversification of our revenue streams and customer base as well as the information regarding the usefulness of the non-GAAP financial information. The statements in this press release are made as of the date of this press release, even if subsequently made available by Symmetricom on its website or otherwise. Symmetricom expressly disclaims any obligation to update or revise any forward-looking statement contained herein, whether as a result of a change in its expectations, a change in any events, conditions or circumstances on which a forward-looking statement is based, or otherwise. Symmetricom’s actual results could differ materially from those projected or suggested in these forward-looking statements. Factors that could cause future actual results to differ materially from the results projected in or suggested by such forward-looking statements include: but are not limited to, risks relating to general economic conditions in the markets we address and the telecommunications market in general, risks related to the development of our new products and services, reliance on our contract manufacturer, the effects of increasing competition and competitive pricing pressure, uncertainties associated with changing intellectual property laws, developments in and expenses related to litigation, the inability to obtain sufficient amounts of key components, the rescheduling or cancellation of key customer orders, the loss of a key customer, the effects of new and emerging technologies, the risk that excess inventory may result in write-offs, price

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Symmetricom Reports Fourth Quarter and Fiscal Year 2012 Financial Results

August 8, 2012

erosion and decreased demand, fluctuations in the rate of exchange of foreign currency, changes in our effective tax rate, market acceptance of our new products and services, technological advancements, undetected errors or defects in our products, the risks associated with our international sales, potential short-term investment losses and other risks due to credit market dislocation, geopolitical risks and risk of terrorist activities, the risks associated with attempting to integrate other companies and businesses we acquire, and the risk factors listed from time to time in Symmetricom’s reports filed with the Securities and Exchange Commission, including the annual report on Form 10-K for the fiscal year ended July 3, 2011 and subsequent Forms 10-Q and 8-K.

SYMM-F

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Symmetricom Reports Fourth Quarter and Fiscal Year 2012 Financial Results

August 8, 2012

SYMMETRICOM, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(unaudited)

	Three months ended			Twelve months ended
	July 1, 2012	April 1, 2012	July 3, 2011	July 1, 2012	July 3, 2011
Net revenue	$62,606	$60,438	$60,689	$237,716	$208,146
Cost of sales:
Cost of products and services	34,214	35,638	31,384	131,907	107,990
Amortization of purchased technology	174	74	260	619	1,073
Restructuring charges	22	65	364	1,178	9,351

Total cost of sales	34,410	35,777	32,008	133,704	118,414

Gross profit	28,196	24,661	28,681	104,012	89,732
Gross margin	45.0%	40.8%	47.3%	43.8%	43.1%
Operating expenses:
Research and development	7,385	7,129	6,984	27,960	27,045
Selling, general and administrative	14,966	14,281	16,620	58,921	56,607
Amortization of intangible assets	86	52	60	242	243
Restructuring charges	(78)	(76)	691	45	(1,294)

Total operating expenses	22,359	21,386	24,355	87,168	82,601

Operating income	5,837	3,275	4,326	16,844	7,131
Interest income, net of amortization (accretion) of premium (discount) on investments	287	225	294	282	957
Interest expense	—	—	(3)	—	(58)

Income from continuing operations before income taxes	6,124	3,500	4,617	17,126	8,030
Income tax provision	2,167	1,296	6,051	5,771	6,861

Income (loss) from continuing operations	3,957	2,204	(1,434)	11,355	1,169
Income from discontinued operations, net of tax	—	—	157	—	254

Net income (loss)	$3,957	$2,204	$(1,277)	$11,355	$1,423

Earnings (loss) per share - basic:
Income (loss) from continuing operations	$0.10	$0.05	$(0.03)	$0.27	$0.03
Income from discontinued operations	—	—	—	—	—

Net earnings (loss)	$0.10	$0.05	$(0.03)	$0.27	$0.03

Weighted average shares outstanding - basic	41,152	41,795	42,897	41,981	43,188

Earnings (loss) per share - diluted:
Income (loss) from continuing operations	$0.09	$0.05	$(0.03)	$0.27	$0.03
Income from discontinued operations	—	—	—	—	—

Net earnings (loss)	$0.09	$0.05	$(0.03)	$0.27	$0.03

Weighted average shares outstanding - diluted	41,927	42,615	42,897	42,697	43,782

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Symmetricom Reports Fourth Quarter and Fiscal Year 2012 Financial Results

August 8, 2012

SYMMETRICOM, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(unaudited)

	July 1, 2012	July 3, 2011
ASSETS
Current assets:
Cash and cash equivalents	$27,659	$20,318
Short-term investments	39,280	43,340
Accounts receivable, net	45,952	40,511
Inventories, net	47,618	61,368
Prepaids and other current assets	17,386	14,004

Total current assets	177,895	179,541
Property, plant and equipment, net	22,702	23,255
Intangible assets, net	3,458	2,429
Deferred taxes and other assets	26,970	30,615

Total assets	$231,025	$235,840

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$9,300	$16,113
Accrued compensation	14,574	13,743
Accrued warranty	1,722	1,601
Other accrued liabilities	11,841	14,683

Total current liabilities	37,437	46,140
Long-term obligations	5,472	5,212
Deferred income taxes	334	334

Total liabilities	43,243	51,686
Stockholders’ equity:
Common stock	193,478	201,002
Accumulated other comprehensive loss	(232)	(29)
Accumulated deficit	(5,464)	(16,819)

Total stockholders’ equity	187,782	184,154

Total liabilities and stockholders’ equity	$231,025	$235,840

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Symmetricom Reports Fourth Quarter and Fiscal Year 2012 Financial Results

August 8, 2012

SYMMETRICOM, INC.

RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(In thousands, except per share amounts)

(unaudited)

	Three months ended			Twelve months ended
	July 1, 2012	April 1, 2012	July 3, 2011	July 1, 2012	July 3, 2011
Reconciliation from GAAP to Non-GAAP
GAAP Income (loss) from continuing operations	$3,957	$2,204	$(1,434)	$11,355	$1,169
Add Non-GAAP adjustments:
Equity-based compensation expense:
Cost of products and services	261	272	296	867	802
Research and development	287	312	308	1,183	870
Selling, general and administrative	1,013	1,154	1,190	4,092	3,240

Total equity-based compensation expense	1,561	1,738	1,794	6,142	4,912
Amortization of intangible assets:
Cost of products and services	174	74	260	619	1,073
Operating expenses	86	52	60	242	243

Total amortization of intangible assets	260	126	320	861	1,316
Restructuring charges	(56)	(11)	1,055	1,223	8,057
Manufacturing transition costs	—	—	—	—	2,839
Valuation allowance on Ca R&D tax credits	—	—	4,476	—	4,476
Income tax effect of Pretax Non-GAAP adjustments	(511)	(793)	(772)	(2,774)	(5,086)

Non-GAAP Income from continuing operations	$5,211	$3,264	$5,439	$16,807	$17,683

Earnings from continuing operations per share-diluted:
GAAP income (loss) from continuing operations	$0.09	$0.05	$(0.03)	$0.27	$0.03

Non-GAAP income from continuing operations	$0.12	$0.08	$0.12	$0.39	$0.40

Weighted average shares outstanding - diluted	41,927	42,615	43,562	42,697	43,782

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Symmetricom Reports Fourth Quarter and Fiscal Year 2012 Financial Results

August 8, 2012

SYMMETRICOM, INC.

RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(In thousands, except per share amounts)

(unaudited)

		Three months ended			Twelve months ended
		July 1, 2012	April 1, 2012	July 3, 2011	July 1, 2012	July 3, 2011
GAAP Revenue		$62,606	$60,438	$60,689	$237,716	$208,146
Reconciliation from GAAP to Non-GAAP Gross Margin:
GAAP Gross profit	(A)	$28,196	$24,661	$28,681	$104,012	$89,732
GAAP Gross margin		45.0%	40.8%	47.3%	43.8%	43.1%
Non-GAAP adjustments:
Equity-based compensation expense		261	272	296	867	802
Amortization of intangible assets		174	74	260	619	1,073
Restructuring charges		22	65	364	1,178	9,351
Manufacturing transition costs		—	—	—	—	2,839

Non-GAAP Gross profit	(B)	$28,653	$25,072	$29,601	$106,676	$103,797

Non-GAAP Gross margin		45.8%	41.5%	48.8%	44.9%	49.9%
Reconciliation from GAAP to Non-GAAP Operating Expense:
GAAP Operating expenses	(C)	$22,359	$21,386	$24,355	$87,168	$82,601
Operating expense % to revenue		35.7%	35.4%	40.1%	36.7%	39.7%
Non-GAAP adjustments:
Equity-based compensation expense		(1,300)	(1,466)	(1,498)	(5,275)	(4,110)
Amortization of intangible assets		(86)	(52)	(60)	(242)	(243)
Restructuring charges		78	76	(691)	(45)	1,294

Non-GAAP operating expenses	(D)	$21,051	$19,944	$22,106	$81,606	$79,542

Non-GAAP operating expenses % to revenue		33.6%	33.0%	36.4%	34.3%	38.2%
Reconciliation from GAAP to Non-GAAP Operating Income:
GAAP Operating income	(A) - (C)	$5,837	$3,275	$4,326	$16,844	$7,131

Operating income % to revenue		9.3%	5.4%	7.1%	7.1%	3.4%
Non-GAAP Operating income	(B) - (D)	$7,602	$5,128	$7,495	$25,070	$24,255

Non-GAAP Operating income % to revenue		12.1%	8.5%	12.3%	10.5%	11.7%

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Symmetricom Reports Fourth Quarter and Fiscal Year 2012 Financial Results

August 8, 2012

SYMMETRICOM, INC.

RECONCILIATION OF FORWARD-LOOKING GUIDANCE FOR NON-GAAP FINANCIAL MEASURES

TO PROJECTED GAAP REVENUE AND EPS

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ending September 30, 2012
	Revenue		Income (Loss) Per Share from Continuing Operations
	From	To	From	To
GAAP Guidance	$55,000	$61,000	$0.01	$0.07
Estimated Non-GAAP Adjustments
Equity-based compensation expense			0.04	0.03
Amortization of intangible assets			0.01	0.01
Restructuring charges			0.01	0.01
Income tax effect of non-GAAP adjustments			(0.02)	(0.02)

Total Non-GAAP Adjustments	—	—	0.04	0.03

Non-GAAP Guidance	$55,000	$61,000	$0.05	$0.10

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